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     January 7, 1997                                    Exhibit A


     Securities and Exchange Commission
     450 Fifth Street, N.W.
     Washington, D.C.  20549

     Ladies and Gentlemen:

     We have read Item 4 of JP Foodservice, Inc.'s Form 8-K dated January 2, 1997 and are in agreement with the statements contained in paragraph 4(a) therein.

     Yours very truly,

     /s/ Price Waterhouse LLP
     Price Waterhouse LLP



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